UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 20, 2011

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 1, 2011:

•

Tim S. Nicholls has been appointed Senior Vice President – Printing & Communications Papers the Americas of International Paper Company (“IP”). Mr. Nicholls, age 50, currently serves as Senior Vice President and Chief Financial Officer of IP, a position he has held since December 2007. He previously served as Vice President and Chief Financial Officer – IP Europe from 2005 to 2007. In 1991, he joined Union Camp Corporation, which was acquired by IP in 1999.

•

Carol L. Roberts has been appointed Senior Vice President and Chief Financial Officer of IP. Ms. Roberts, age 51, currently serves as Senior Vice President – Industrial Packaging of IP, a position she has held since 2005. She joined IP in 1981.

•

Mark S. Sutton has been appointed Senior Vice President – Industrial Packaging of IP. Mr. Sutton, age 50, currently serves as Senior Vice President – Printing & Communications Papers the Americas of IP, a position he has held since January 2010. He previously served as Senior Vice President – Global Supply Chain of IP from 2008 through 2009 and as Vice President – Global Supply Chain of IP from 2007 to 2008. He served as Vice President – Strategic Planning of IP from 2005 to 2007. He joined IP in 1984.

There have been no transactions since the beginning of IP’s last fiscal year, and there are no currently proposed transactions, in which IP was or is to be a participant and in which Mr. Nicholls, Ms. Roberts or Mr. Sutton (or any member of his or her immediate family) had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K. The new appointments of Mr. Nicholls, Ms. Roberts and Mr. Sutton were not pursuant to any arrangement or understanding between any of them and any person, other than a director or executive officer of IP acting in his or her official capacity. In their new positions, Mr. Nicholls, Ms. Roberts and Mr. Sutton will each be compensated in accordance with previously disclosed compensation programs for IP’s non-CEO executive officers.

SECTION 7. REGULATION FD.

Item 7.01.	Regulation FD Disclosure.

A copy of IP’s press release announcing the new appointments of Mr. Nicholls, Ms. Roberts and Mr. Sutton is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of International Paper Company dated October 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: October 25, 2011	By:	/s/ SHARON R. RYAN
Name: Sharon R. Ryan
Title: Vice President, Acting General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of International Paper Company dated October 25, 2011.

E-1